EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

We, Richard E. Stoddard, Chief Executive Officer and James F. Verhey, Chief Financial Officer of Kaiser Ventures LLC (the “Company”), certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-KSB of the Company for the annual period ended December 31, 2006 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2007	/s/ Richard E. Stoddard
Richard E. Stoddard
Chairman of the Board, President & CEO

/s/ James F. Verhey
James F. Verhey
Executive Vice President - CFO
Principal Financial & Accounting Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.